Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 12 – COMMITMENTS AND CONTINGENCIES

Leases. The Company leases real estate and various equipment under operating and, to a lesser extent, capital lease arrangements. Certain real estate leases provide for escalation of rent based upon a specified price index and/or based upon periodic appraisals.

At December 31, 2017, the Company was obligated under non-cancellable operating leases to make future minimum lease payments as follows:

Years ending December 31,	(In thousands)
2018	$39,429
2019	35,525
2020	33,754
2021	35,293
2022	32,458
Thereafter	1,360,206
Total minimum lease payments	$1,536,665

The table above excludes the Company’s future lease obligations to a subsidiary of the Operating Partnership pursuant to the master lease agreement discussed in Note 18 as these lease obligations are eliminated in consolidation. Rental expense for operating leases was $92 million, $80 million and $74 million for 2017, 2016 and 2015, respectively, which included short-term rentals charged to rent expense as well as $7 million in each of 2017, 2016, 2015 related to the amortization of the Cotai land concession. The Company accounts for the Cotai land concession contract as an operating lease for which the required upfront payments are amortized over the initial 25-year contract term. Amortization relating to the Cotai land concession is included in “Preopening and start-up expenses” prior to its opening.

In August 2016, in connection with the Borgata transaction, the Company has assumed the liability of a series of ground leases for a total of approximately 11 acres of land on which the Borgata employee parking garage, public space expansion, rooms expansion, and modified surface parking lot reside. The Company recorded an unfavorable lease liability for the excess contractual lease obligations over the market value of the leases, which will be amortized on a straight-line basis over the term of the lease contracts through December 2070. The remaining balance of the unfavorable lease liability was $47 million and $48 million as of December 31, 2017 and 2016, respectively. The ground lease is accounted for as an operating lease with rental expense of $6 million and $2 million for the years ending December 31, 2017 and December 31, 2016, respectively.

In April 2013, the Company entered into a ground lease agreement for an approximate 23 acre parcel of land in connection with the MGM National Harbor project. The ground lease has an initial term of 25 years and the right to extend for up to 13 additional six year periods with the first 7 of those additional periods considered to be reasonably assured. The Company therefore amortizes the lease on a straight line basis over a 67 year term. The ground lease is accounted for as an operating lease with rental expense of $16 million, $16 million and $19 million recorded for the years ending December 31, 2017, 2016 and 2015, respectively. Rent recognized for the ground lease was recorded in "Preopening and start-up expenses" prior to its opening in December 2016.

Borgata property tax reimbursement agreement. On February 15, 2017, Borgata, the Department of Community Affairs of the State of New Jersey and Atlantic City entered into an agreement wherein Borgata was to be reimbursed $72 million as settlement for property tax refunds in satisfaction of New Jersey Tax Court and Superior Court judgments totaling approximately $106 million, plus interest for the 2009-2012 tax years and the settlement of pending tax appeals for the tax years 2013-2015. Those pending tax appeals could potentially have resulted in Borgata being awarded additional refunds due of approximately $65 million. In June 2017, Atlantic City and the State of New Jersey issued bonds and used the proceeds to pay the $72 million settlement in full. The Company recorded the amounts received pursuant to the reimbursement agreement as an offset to general and administrative expenses in the consolidated statements of operations. As required by the purchase and sale agreement to acquire Borgata in August 2016, the Company paid Boyd Gaming half of the settlement amount received by the Company, net of fees and expenses. Amounts paid to Boyd Gaming were recorded in general and administrative expenses in the consolidated statements of operations.

NV Energy. In July 2016, the Company filed its notice to exit the fully bundled sales system of NV Energy and now purchases energy, capacity, and/or ancillary services from a provider other than NV Energy. The Company paid an upfront impact payment of $83 million, including $14 million related to CityCenter, in September 2016. Under the terms of the exit agreement, the Company and CityCenter were required to make ongoing payments to NV Energy for non-bypassable rate charges, which primarily relate to each entity’s share of NV Energy’s portfolio of renewable energy contracts which extended through 2040 and each entity’s share of the costs of decommissioning and remediation of coal-fired power plants in Nevada. The Company’s initial estimate of its obligation related to non-bypassable charges was $71 million. The expense recognized related to the upfront payment and the initial accrual for the liability associated with the non-bypassable charges was recorded within “NV Energy exit expense” in the Company’s consolidated statements of operations for the year ended December 31, 2016. Subsequent accretion of the liability and changes in estimates are recognized within general and administrative expenses in the consolidated statement of operations. In the second quarter of 2017, the terms of the ongoing impact fee obligations were modified. Such modifications included a credit to be applied against future non-bypassable rate charges and substantially shortened the period over which the Company and CityCenter are responsible for such charges, with an end date in 2022. As such, the Company recognized a reduction in its liability for future charges of $41 million with a corresponding credit to “NV Energy exit expense”. Additionally, CityCenter recorded an $8 million reduction in liability and credit to expense. As of December 31, 2017 and 2016, the Company has recorded an estimate of its remaining liability on a discounted basis of $10 million and $8 million, respectively, in “Other accrued liabilities” and $23 million and $63 million, respectively, in “Other long-term obligations.”

Grand Paradise Macau deferred cash payment. On September 1, 2016, the Company purchased 188.1 million common shares of its MGM China subsidiary from Grand Paradise Macau (“GPM”), an entity controlled by Ms. Ho, Pansy Catilina Chiu King (“Ms. Ho”). As part of the consideration for the purchase, the Company agreed to pay GPM a deferred cash payment of $50 million, which will be paid in amounts equal to the ordinary dividends received on such shares, with a final lump sum payment due on the fifth anniversary of the closing date of the transaction if any portion of the deferred cash payment remains unpaid at that time. In 2017, the total amount paid under the deferred cash payment arrangement was $7 million. As of December 31, 2017, the Company recorded a remaining liability on a discounted basis of $39 million in “Other long-term obligations.”

T-Mobile Arena senior credit facility. The Company is party to a repayment guarantee for the term loan B facility under the Las Vegas Arena Company’s senior credit facility. As of December 31, 2017, the term loan B outstanding balance was $50 million. As of December 31, 2017, the Company does not believe it is probable that it will need to perform on the guarantee.

Other guarantees. The Company and its subsidiaries are party to various guarantee contracts in the normal course of business, which are generally supported by letters of credit issued by financial institutions. The Company’s senior credit facility limits the amount of letters of credit that can be issued to $250 million, MGP’s senior credit facility limits the amount to $75 million, and MGM China’s credit facility limits the amount to $100 million. At December 31, 2017, $15 million in letters of credit were outstanding under the Company’s senior credit facility and $39 million in letters of credit were outstanding under MGM China’s credit facility. No letters of credit were outstanding under the MGP senior credit facility at December 31, 2017. The amount of available borrowings under each of the credit facilities is reduced by any outstanding letters of credit.

October 1 litigation. The Company and/or certain of its subsidiaries have been named as defendants in a number of lawsuits related to the October 1, 2017 shooting in Las Vegas. The matters involve in large degree the same legal and factual issues, in each case being filed on behalf of individuals who are seeking damages for emotional distress, physical injury, medical expenses, economic damages and/or wrongful death based on assertions that the Company and/or certain of its subsidiaries were negligent. Pending lawsuits were first filed in October 2017 and include actions filed by multiple individuals in the District Court of Clark County, Nevada and in the Superior Court of Los Angeles County, California. Some of the original actions have been voluntarily dismissed, and plaintiffs’ counsel indicate they anticipate re-filing the lawsuits in similar form. Additional lawsuits related to this incident may be filed in the future.

The Company is currently unable to reliably predict the developments in, outcome of, and economic costs and other consequences of pending or future litigation related to this matter. The Company will continue to investigate the factual and legal defenses, and evaluate these matters based on subsequent events, new information and future circumstances. The Company intends to defend against these lawsuits and ultimately believes it should prevail, but litigation of this type is inherently unpredictable. Although there are significant procedural, factual and legal issues to be resolved that could significantly affect the Company’s belief as to the possibility of liability, the Company currently believes that it is reasonably possible that it could incur liability in connection with certain of these lawsuits. The foregoing determination was made in accordance with generally accepted accounting principles, as codified in ASC 450-20, and is not an admission of any liability on the part of the Company or any of its affiliates. Given that these cases are in the early stages and in light of the uncertainties surrounding them, the Company does not currently possess sufficient information to determine a range of reasonably possible liability. In the event the Company incurs any liability, the Company believes it is unlikely it would incur losses in connection with these claims in excess of its insurance coverage. In addition, the Company’s general liability insurance coverage provides, as part of the contractual “duty to defend”, payment of legal fees and associated costs incurred to defend covered lawsuits that are filed arising from the October 1, 2017 shooting in Las Vegas. Payment of such fees and costs is in addition to (and not limited by) the limits of the insurance policies and does not erode the total liability coverage available. The insurance carriers have not expressed any reservation of rights or coverage defenses that indicate they dispute coverage under the applicable policies.

Other litigation. The Company is a party to various other legal proceedings, most of which relate to routine matters incidental to its business. Management does not believe that the outcome of such proceedings will have a material adverse effect on the Company’s financial position, results of operations or cash flows.